                                                   -------------------------
                                                   Deutsche Asset Management
                                                   -------------------------


BT Pyramid Mutual Funds

PreservationPlus - Investment Class, Institutional Class and Institutional Service Class

Supplement dated June 7, 2000 (Replacing Supplement dated May 11, 2000) to Prospectus dated January 31, 2000

The following supplements the "Total Returns, After Fees and Expenses" section and the "Financial Highlights" table in the Fund's prospectuses:

Total returns for the Fund assume that an investor did not pay a redemption fee at the end of the periods shown. However, if redemption fees were paid by fund shareholders during the periods, the income received by the Fund from those shareholders is included in the Fund's returns.

The following sentences are hereby omitted from the "Who Should Consider Investing in the Fund" and "Buying and Selling Fund Shares" sections of the Fund's Institutional Class prospectus:

The shares are available to employee benefit plans whose initial investment equals or exceeds $25 million. Shares are also available to employee benefit plans which invest in the Fund through an omnibus account or similar arrangement, if that omnibus account or similar arrangement makes an initial investment in the Fund of at least $25 million.


              Please Retain This Supplement for Future Reference

SUPPPLUS (6/00)

CUSIP:
055847834
055847818
055847826

                                                    -----------------------
                                                    A Member of the
                                                    Deutsche Bank Group [/]
                                                    -----------------------